Exhibit 10-7

Addendum to Loan Agreement

As of July 16, 2012, the loan agreement associated with Loan # 9660933120/00005 in the original amount of $1,500,000, dated April 17, 2012 by and between BRANCH BANKING AND TRUST COMPANY (“Bank”) and Southeast Power Corporation, a State of Florida corporation (“Borrower”), having its executive office at Melbourne, Florida is hereby amended as follows:

Section V Financial Covenants is modified to replace:

“Debt to Tangible Net Worth. A ratio of total liabilities to tangible net worth of not greater than 2.0 to 1.0. In the event that this ratio exceeds 1.6:1, then the interest rate shall increase by .40% as set forth in the Renewal and Additional Advance Promissory Note.”

with

“Debt to Tangible Net Worth. A ratio of total liabilities to tangible net worth of not greater than 2.25 to 1.0. In the event that this ratio exceeds 1.6:1, then the interest rate shall increase by .40% as set forth in the Renewal and Additional Advance Promissory Note.”

No other changes or modifications to the original agreement are made by this addendum. This addendum modification would supersede any prior change or addendum to this section of the loan agreement.

IN WITNESS WHEREOF, the Bank, Borrower and Guarantor(s) have caused this Agreement to be duly executed under seal all as of the date first above written.

Witnesses:		BORROWER:

Signature:	/s/ John H. Sottile	Southeast Power, a Florida corporation

Print Name:	John H. Sottile
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Tom Austin		Title: Treasurer

Print Name:	Tom Austin

Witnesses:		GUARANTORS:

Signature:	/s/ John H. Sottile	The Goldfield Corporation, a Delaware corporation

Print Name:	John H. Sottile
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Tom Austin		Title: Senior Vice President

Print Name:	Tom Austin

Signature:	/s/ John H. Sottile	Pineapple House of Brevard, Inc., a Florida corporation

Print Name:	John H. Sottile
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Tom Austin		Title: Vice President

Print Name:	Tom Austin

Signature:	/s/ John H. Sottile	Bayswater Development Corporation, a Florida corporation

Print Name:	John H. Sottile
		By:	/s/ Stephen R. Wherry
Stephen R. Wherry
Signature:	/s/ Tom Austin		Title: Treasurer

Print Name:	Tom Austin

Witnesses:		BANK:
Branch Banking and Trust Company
Signature:	/s/ Trish Kelley
		By:	/s/ Barry Forbes
Print Name:	Trish Kelley		Barry Forbes
Title: Senior Vice President

Signature:	/s/ Kathleen Lowry

Print Name:	Kathleen Lowry